                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT dated as of August 13, 1999 (as amended, supplemented or modified from time to time, the "Registration Rights Agreement") between OPTICARE HEALTH SYSTEMS, INC., a Delaware corporation f/k/a Saratoga Resources, Inc. (the "Company"), and BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC. having offices at 2 Greenwich Plaza, Greenwich, CT 06836 ("BACCFI").

                              W I T N E S S E T H:

     WHEREAS, in connection with a certain Amended and Restated Loan and Security Agreement, dated August 13, 1999 (the "Loan Agreement") among the Company, the lenders named therein, Bank Austria AG as the LC Issuer, and BACCFI as the Agent, the Company has agreed to execute and deliver a Warrant Agreement as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "Warrant Agreement") in favor of BACCFI, pursuant to which the Company will issue to BACCFI or an Affiliate certain stock purchase warrants (the "Warrants") exercisable for up to 100,000 shares of Common Stock or Series A Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock") (subject to adjustment pursuant to the Warrant Agreement); and

     WHEREAS, the Company and BACCFI are entering into a Exchange and Subscription Agreement as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "Subscription Agreement") pursuant to which BACCFI will purchase from the Company 418,803 shares of the Company's Series A Convertible Preferred Stock; and

     WHEREAS, in order to induce BACCFI to enter into the Loan Agreement and the Subscription Agreement, the Company has agreed to provide BACCFI with certain exchange rights and rights in respect of the registration of the Company's equity securities to be issued to BACCFI pursuant to the Warrant Agreement and the Subscription Agreement; and

     NOW, THEREFORE, in consideration of the premises, the terms and conditions herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions.

     "AFFILIATE" of any Person (which shall include an individual, a partnership, a limited liability company, a corporation, a trust, a joint venture, an incorporated organization or a government or any department or agency thereof) means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. For purposes of this definition, a Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to (i) vote 10% or more of the securities having ordinary voting power for the selection of directors of such Person or (ii) direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise. In addition, as to BACCFI, "Affiliate" shall include any partnership a majority of the partners of which are officers, directors, employees or Affiliates of Purchaser, and as to the Company, "Affiliate" shall not include BACCFI or any Affiliate of BACCFI which is a holder of any Securities of the Company.

     "COMMON STOCK" shall mean the Common Stock, $0.001 par value per share, of the Company.

     "COMMISSION" shall mean the Securities and Exchange Commission and any successor federal agency having similar powers.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     "HOLDERS" shall mean BACCFI, and all other Persons holding Registrable Securities so long as BACCFI or such other Person holds Registrable Securities, except that none of the Company or any Affiliate of the Company will at any time be a Holder. Unless otherwise provided in this Agreement, in each instance that a Holder is required to request or consent to or otherwise approve an action, such Holder will be deemed to have requested or consented to or otherwise approved such action if the Holders of a majority-in-interest of the Registrable Securities so request, consent or otherwise approve.

     "NON-ATTRIBUTABLE STOCK" shall have the meaning given such term in the Warrant Agreement.

     "NON-PUBLIC WARRANT SHARES" shall mean Warrant Shares that have not been sold to the public.

     "PERSON" this term shall be interpreted broadly to include any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, company, institution, entity, party, or government (whether national, federal, state, county, city, municipal, or otherwise, including, without limitation, any instrumentality, division, agency, body, or department of any of the foregoing).

     "REGISTER," "REGISTERED," AND "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "REGISTRABLE SECURITIES" shall mean (a) the Warrants, (b) the Non-Public Warrant Shares, (c) shares of Series A Preferred Stock held by BACCFI, and
     (d) shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     "SERIES A PREFERRED STOCK" shall mean the Series A Convertible Preferred Stock $0.001 par value, of the Company having the rights, restrictions, privileges and preferences set forth in the Company's Certificate of Designation of terms of Series A Convertible Preferred Stock.

     "SUBSCRIPTION AGREEMENT" shall mean the Exchange and Subscription Agreement, dated as of August 13, 1999, between the Company and BACCFI (as such agreement may be amended, restated, supplemented or otherwise modified from time to time).

     "WARRANT AGREEMENT" shall mean the Warrant Agreement, dated as of August 13, 1999, between the Company and BACCFI (as such agreement may be amended, restated, supplemented or otherwise modified from time to time).

     "WARRANT SHARES" shall have the meaning given such term in the Warrant Agreement.

     "WARRANTS" shall have the meaning given such term in the Warrant Agreement.

     Section 2. Exchange Rights. If the Company takes any action to cause the Common Stock currently or previously held by or currently issuable without restriction to BACCFI and its Affiliates (other than shares of Non-Attributable Stock) to exceed 4.99% of the aggregate number of issued and outstanding shares of Common Stock, then the Company shall use its best efforts, as soon as practicable and in any event within 3 business days after receipt of written notice from BACCFI exercising its exchange rights hereunder, to exchange such portion of Common Stock for Series A Preferred Stock as will reduce the shares of Common Stock currently or previously held by or currently issuable without registration to the BACCFI and its Affiliates (not including "Non-Attributable Stock") to 4.99% of the aggregate number of issued and outstanding shares of Common Stock.

     Section 3. Registration Rights.

     (a) If, at any time after the date hereof, the Company proposes to register any of its securities under the Securities Act (except pursuant to a registration statement filed on Form S-8 or Form S-4 or such other form as shall be prescribed under the Act for the same purposes), it will at each such time give written notice (which notice shall state the intended method of disposition thereof by the prospective sellers) to all holders of outstanding Registrable Securities of its intention to do so and the proposed minimum offering price per shares of such securities and upon the written request of any holder thereof given within 10 days after the Company's giving of such notice, the Company, will use its reasonable best efforts to effect the registration of the Registrable Securities which it shall have been so requested to register by including the same in such registration statement all to the extent required to permit the sale or other disposition thereof in accordance with the intended method of sale or other disposition given in each such request. If the registration of which the Company gives notice pursuant to this subsection 3(c) is for an underwritten public offering, only Registrable Securities which are to be included in the underwriting may be included in such registration, and the Company shall have the right to designate the managing underwriter(s) in any such underwritten public offering; provided that (i) the Company shall use its reasonable best efforts to cause the managing underwriter(s) to include the Registrable Securities requested to be included in the registration in the underwriting; (ii) if the managing underwriter(s) advises the holders of the Registrable Securities in writing that the total amount of securities which they and the Company intend to include in such offering is sufficiently large to materially and adversely affect the success of such offering, the amount of securities to be offered for the accounts of all holders of Registrable Securities shall be reduced pro rata (based upon the amount of securities each such Person sought to include in the offering) to the extent necessary to reduce the total amount of securities to be included in the offering to the amount recommended by such managing underwriter(s) (which amount may be zero, if so recommended by such managing underwriter(s). Any registration statement filed pursuant to this subsection 3(c) may be withdrawn at any time at the discretion of the Company.

     (b) If a registration under subsection 3(c) shall be in connection with an underwritten public offering, each holder of Registrable Securities shall be deemed to have agreed by acquisition of such Registrable Securities not to effect any sale or distribution, including any sale pursuant to Rule 144 or Rule 144A, of any Registrable Securities, and to use such holder's reasonable best efforts not to effect any such sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) within seven days before or 90 days after the effective date of such registration statement, provided that the Company hereby also so agrees and agrees to use its reasonable efforts to cause each other selling shareholder in such offering, so to agree.

     (c) (i) As a condition to the inclusion of a holder's Registrable Securities in any registration statement, each such holder of Registrable Securities requesting registration thereof will furnish to the Company such information with respect to such holder as is required to be disclosed in the registration statement (and the prospectus included therein) by the applicable rules, regulations and guidelines of the Commission and enter into a customary agreement requested by the Company regarding compliance with Rule 10b-18 promulgated under the Exchange Act and agreeing that such holder will, upon receipt of a notice from the Company pursuant to subsection 3(d)(iv) below, refrain from selling Warrants or Warrant Shares pursuant to the Registration Statement until the Company has filed and furnished to the holder an amended or supplemented prospectus as contemplated in subsection 3(d)(iv), but not longer than ninety (90) days after such notice. Failure of a holder to furnish such information or agreement shall not affect the obligation of the Company under this Section 3 to the remaining holders who furnish such information.

         (ii) Each Holder of Registrable Securities requesting registration thereof agrees that such Holder will register shares of Common Stock to the greatest extent permitted by applicable law and to the extent that legal restrictions would not make the registration of Common Stock disadvantageous to such Holder.

     (d) If and whenever the Company is required under this Section 3 to use its reasonable best efforts to effect the registration of Registrable Securities under the Securities Act, the Company shall:

         (i) as expeditiously as possible prepare and file with the Commmission a registration statement on the appropriate form with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective as soon as practicable after such filing;

         (ii) as expeditiously as possible, prepare and file with the Commission such amendments and supplements (including post-effective amendments and supplements) to the registration statement covering such Registrable Securities and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and usable for resale for a period necessary to complete the distribution of such securities, but in no event in excess of 12 months plus any period during which the holders of Registrable Securities are obligated to refrain from selling because the Company is required to amend or supplement the prospectus as contemplated under subsection 3(d)(iv), and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during such period in accordance with the intended method of disposition of the sellers set forth therein;

         (iii) as expeditiously as possible, furnish to each seller of such Registrable Securities registered, or to be registered under the Securities Act, and to each underwriter, if any, of such Registrable Securities such number of copies of a prospectus and preliminary prospectus in conformity with the requirements of the Securities Act, and such other documents as such seller or underwriter may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities;

         (iv) as expeditiously as possible, notify each seller of such Registrable Securities if, at any time when a prospectus relating to such Registrable Securities, is required to be delivered under the Securities Act, any event shall have occurred as a result of which the prospectus then in use with respect to such Registrable Securities would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or for any other reason it shall be necessary to amend or supplement such prospectus in order to comply with the Securities Act and prepare and furnish to all sellers as promptly as possible, and in any event within ninety (90) days of such notice, a reasonable number of copies of a supplement to or an amendment of such prospectus which will correct such statement or omission or effect such compliance;

         (v) as expeditiously as possible, use its reasonble best efforts to register or qualify, or obtain exemptions from such registration or qualification of, such Registrable Securities under such other securities or blue sky laws of such jurisdictions as such seller shall reasonably request and do any and all other acts and things which may be reasonably necessary to enable such seller to consummate the public sale or other disposition in each such jurisdiction of the Registrable Securities owned by such seller and included in such registration statement, provided that the Company shall not be required to consent to the general service of process or to qualify to do business in any jurisdiction where it is not then qualified;

         (vi) use its reasonable best efforts to keep the holders of such Registrable Securities informed of the Company's best estimate of the earliest date on which such registration statement or any post-effective amendment or supplement thereto will become effective and will promptly notify such holders and the managing underwriters, if any, participating in the distribution pursuant to such registration statement of the following:
     (A) when such registration statement or any post-effective amendment or supplement thereto becomes effective or is approved; (B) of the issuance by any competent authority of any stop order suspending the effectiveness or qualification of such registration statement or the prospectus then in use or the initiation or threat of any proceeding for that purpose; and (C) of the suspension of the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction;

         (vii) make available to its security holders, as soon as practicable, an earnings statement covering a period of at least twelve months which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

         (viii) cooperate with the sellers of such Registrable Securities and the underwriters, if any, of such Registrable Securities; give each seller of such Registrable Securities, and the underwriters, if any, of such Registrable Securities and their respective counsel and accountants, such access to its books and records and such opportunities to discuss the business of the Company with its officers and independent public accountants as shall be necessary to enable them to conduct a reasonable investigation within the meaning of the Securities Act and, in the event that Registrable Securities are to be sold in an underwritten offering, enter into an underwriting agreement containing customary representations and warranties, covenants, conditions and indemnification provisions, including without limitation the furnishing to the underwriters of a customary opinion of independent counsel to the Company;

         (ix) provide a CUSIP number for all Registrable Securities not later than the effective date of the registration statement;

         (x) as to all registrations under subsection 3(a), pay all costs and expenses incident to the performance and compliance by the Company of this
     Section 3, including without limitation (A) all registration and filing fees; (B) all printing expenses; (C) all fees and disbursements of counsel and independent public accountants for the Company; (D) all blue sky fees and expenses (including fees and expenses of counsel in connection with blue sky surveys); (E) all transfer taxes; (F) the entire expense of any special audits required by the rules and regulations of the Commission; (G) the cost of distributing prospectuses in preliminary and final form as well as any supplements thereto; and

         (e)(i) The Company will indemnify and hold harmless each seller of Registrable Securities, each director, officer, employee and agent of each seller, and each other person, if any, who controls such seller within the meaning of the Securities Act or the Exchange Act from and against any and all losses, claims, damages, liabilities and legal and other expenses (including costs of investigation) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such seller and furnished to the Company in writing by such seller expressly for use therein, and provided that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act under the indemnity agreement in this subsection 3(e) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the sale by such underwriter of Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter, or from a sale to a Person in a state where the offering has not been registered or qualified, if the Company has notified the seller and any underwriter involved in such sale of the states where the offering has been registered or qualified.

         (ii) It shall be a condition to the obligation of the Company to effect a registration of Registrable Securities under the Securities Act pursuant hereto that (X) each seller, severally and not jointly, indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act to the same extent as the indemnity from the Company in the foregoing paragraph, but only with reference to any breach by such seller of any agreement between such seller, and the Company with respect to the offering and with reference to information relating to such seller furnished to the Company in writing by such seller expressly for use in the registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto and (Y) each seller, in the event that Registrable Securities are to be sold in an underwritten offering, enters into an underwriting agreement containing customary representations and warranties, covenants, conditions and indemnification provisions.


         (iii) In case any claim shall be made or any proceeding (including any governmental investigation) shall be instituted involving any indemnified party in respect of which indemnity may be sought pursuant to this subsection 3(e), such indemnified party shall promptly notify the indemnifying party in writing of the same, provided that failure to notify the indemnifying party shall not relieve it from any liability it may have to an indemnified party otherwise than under this subsection 3(e). The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party in such proceeding and shall pay the fees and disbursements of such counsel. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid, (B) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel or (C) representation of such indemnified party by the counsel retained by the indemnifying party would, in the reasonable opinion of the indemnified party, be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding, provided that the Company shall not be liable for the fees and disbursements of more than one additional counsel for all indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (f) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in subsection 3(f) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company or the applicable sellers, as the case may be, shall contribute to the aggregate losses, claims, damages and liabilities incurred (including legal or other expenses reasonably incurred in connection with the investigating or defending of same) by the other and for which such indemnification was sought. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the securities included in the registration statement (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances; provided, however, that (i) in no case shall any seller of Registrable Securities be required to contribute any amount in excess of the total public offering price of the Registrable Securities sold by him and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subsection 3(f), each person who controls any seller of Registrable Securities or the Company shall have the same rights to contribution as such seller or the Company. Any party entitled to contribution shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the Company or the seller of Registrable Securities under this subsection 3(h), notify the Company or such seller, as the case may be, but the omission to so notify the Company or such seller, as the case may be, shall not relieve it from any other obligation it may have hereunder or otherwise.

     Section 4. Available Information. The Company shall take such reasonable action and file such information, documents and reports as shall be required by the Commission as a condition to the availability of Rule 144 and Rule 144A promulgated under the Securities Act, or any successor provisions.

     Section 5. Amendments and Waivers. Any provision of this Registration Rights Agreement may be amended, supplemented, waived, discharged or terminated by a written instrument signed by the Company and the Holders of not less than a majority of the aggregate outstanding Registrable Securities, voting as a single group.

     Section 6. Specific Performance. The parties agree that irreparable damage will result in the event that the obligations of the Company under this Registration Rights Agreement are not specifically enforced, and that any damages available at law for a breach of any such obligations would be inadequate. Therefore, the Holders of the Registrable Securities shall have the right to specific performance by the Company of the provisions of this Registration Rights Agreement, and appropriate injunctive relief may be applied for and granted in connection therewith. The Company hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against the Company for specific performance of this Registration Rights Agreement by the Holders of Registrable Securities. Such remedies and all other remedies provided for in this Registration Rights Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which may be available under this Registration Rights Agreement.

     Section 7. Notices.

     (a) Any notice or demand to be given or made by the Holders of Registrable Securities to or on the Company pursuant to this Registration Rights Agreement shall be sufficiently given or made if sent by registered mail, return receipt requested, postage prepaid, addressed to the Company at 87 Grandview Avenue, Waterbury, CT 06708, Attn: Chief Financial Officer.

     (b) Any notice to be given by the Company to the Holders of Registrable Securities shall be sufficiently given or made if sent by registered mail, return receipt requested, postage prepaid, addressed to such holder as such Holder's name and address shall appear on the Warrant Register or the Common Stock or Series A Preferred Stock registry of the Company, as the case may be.

     Section 8. Binding Effect. This Registration Rights Agreement shall be binding upon and inure to the sole and exclusive benefit of the Company, its successors and assigns, and the registered Holders from time to time of the Registrable Securities.

     Section 9. Continued Validity. A Holder of Registrable Securities shall continue to be entitled with respect to such Registrable Securities to all rights and subject to all obligations to which it would have been entitled or subject as a Holder of Registrable Securities under Section 2 and 3 of this Registration Rights Amendment.

     Section 10. Counterparts. This Registration Rights Agreement may be executed in one or more separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     Section 11. New York Law. THIS REGISTRATION RIGHTS AGREEMENT AND EACH WARRANT CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF the parties hereto have caused this Registration Rights Agreement to be duly executed and delivered by their proper and duly authorized officers, as of the date and year first above written.


                          OPTICARE HEALTH SYSTEMS, INC.
                          f/k/a Saratoga Resources, Inc.


                          By: /s/ Dean J. Yimoyines
                              ---------------------------------------------
                              Name: Dean J. Yimoyines
                              Title: President


                          Attest: /s/ Steven L. Ditman
                                  -----------------------------------------
                                  Name: Steven L. Ditman
                                  Title: Executive Vice President and Chief
                                         Financial Officer


                          BANK AUSTRIA CREDITANSTALT CORPORATE
                          FINANCE, INC.


                          By: /s/ Scott Kray
                              ---------------------------------------------
                              Name:  Scott Kray
                                    ---------------------------------------
                              Title: Vice President
                                    ---------------------------------------


                          By: /s/ Robert M. Biringer
                              ---------------------------------------------
                              Name: Robert M. Biringer
                                    ---------------------------------------
                              Title: Executive Vice President
                                     --------------------------------------